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                      PP&L RESOURCES, INC.

                   DIRECTORS RETIREMENT PLAN

                   EFFECTIVE JANUARY 1, 1988



























	                                              Amended & Restated
	                                        as of the Effective Time



                     PP&L RESOURCES, INC.

                   DIRECTORS RETIREMENT PLAN

                   EFFECTIVE JANUARY 1, 1988

                      TABLE OF CONTENTS

ARTICLE	                    PAGE

I	Purpose                            I-1

II	Definitions                       II-1

III	Eligibility                      III-1

IV	Retirement Benefits               IV-1

V	Deferred Compensation              V-1

VI	Status of Plan                    VI-1

VII	Rights Nonassignable             VII-1

VIII	Administration                  VIII-1

IX	Termination                       IX-1

X	Amendment                          X-1

XI	Liquidation                       XI-1

XII	Miscellaneous                    XII-1

XIII	Effective Date                  XIII-1









                       PP&L RESOURCES, INC.
                    DIRECTORS RETIREMENT PLAN


                            ARTICLE I
                            Purpose
1.1 	The purpose of this Retirement Plan is to provide Directors of
 PP&L Resources, Inc., who are not employees of PP&L or Resources, with pension payments after retirement in recognition of their service to Resources and to assure that the overall compensation arrangements for Directors are adequate to attract and retain highly qualified individuals.


                            ARTICLE II
                            Definitions
2.1 	"Board" or "Board of Directors" means the board of directors of  Resources.
2.2	"Change in Control" - means any one of the following events:
 (a) any change in control of Resources of a nature that would be required to be reported in response to Item 1(a) of Form 8-
K under the Securities Exchange Act of 1934, as amended (the "Exchange Act"); (b) during any period of two consecutive years, individuals who at the beginning of such period
constitute the Board of Resources cease for any reason to
constitute at least a majority thereof unless the election, or the nomination for election, of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of such period;
(c) any person (within the meaning of Section 13(d) of the
Exchange Act) becomes the beneficial owner, directly or
indirectly, of securities of Resources representing 20% or
more of the combined voting power of Resources' then
outstanding securities entitled to vote generally in the
election of directors; (d) the approval by the stockholders of Resources of any merger or consolidation of Resources with any other corporation or the sale or other disposition of all or substantially all of the assets of Resources to any other person or persons unless, after giving effect thereto, (1)
holders of Resources' then outstanding securities entitled to vote generally in the election of directors will own a
majority of the outstanding stock entitled to vote generally in the election of directors of the continuing, surviving or transferee corporation or any parent (within the meaning of
Rule 12b-2 under the Exchange Act) thereof and (2) the
incumbent members of the Board of Resources as constituted immediately prior thereto shall constitute at least a majority of the directors of the continuing, surviving or transferee corporation and any parent thereof; or (e) the Board of
Resources adopts a resolution to the effect that a "Change in Control" has occurred or is anticipated to occur.
2.3 	"Director" means an individual serving on the Board of
Directors who is not an employee of  Resources, or who served on the board of directors of PP&L prior to the Effective Time, and was not an employee of PP&L.
2.4 	"EBPB" means the Employee Benefit Plan Board, the members of which are appointed by the board of directors of PP&L.
2.5	"Effective Time" means the date as defined in the Agreement
and Plan of Exchange between Pennsylvania Power & Light
Company and PP&L Resources, Inc.
2.6	"Participant" means a Director, former Director, or the
beneficiary of such Director or former Director, who is
eligible for or entitled to receive benefits under this Plan.
2.7	"Plan" means this Directors Retirement Plan, originally
effective January 1, 1988.
2.8	"PP&L" means Pennsylvania Power & Light Company.
2.9	"Resources" means PP&L Resources, Inc.
2.10 	"Service" means any period during which an individual is
serving on the Board of Directors of Resources or the board of directors of PP&L but is not an employee of PP&L or Resources.


                            ARTICLE III
                            Eligibility
3.1 	All Directors shall be eligible to participate in this Plan as of the later of January 1, 1988 or the effective date of their first election as a Director.  An employee of PP&L or
Resources who is a member of the Board of Directors who
retires or otherwise terminates his employment but continues as a member of the Board shall be eligible to participate as of the date of his termination of employment with PP&L or
Resources.
3.2 	A Director shall be eligible for retirement benefits hereunder upon completion of at least three (3) years of Service.


                            ARTICLE IV
                        Retirement Benefits
4.1 	Participants shall be paid an annual retirement benefit in
accordance with the terms and conditions of this Plan.
4.2 	A Director's annual retirement benefit shall be a percentage of the annual retainer in effect at the time of the Director's retirement from the Board as shown below:
                                             Benefit as
          Years of Service                a % of Retainer

                 3                                 15
                 4                                 20
                 5                                 25
                 6                                 30
                 7                                 35
                 8                                 40
                 9                                 45
                10 and over                        50

4.3 	A Director shall be credited with Service for any period
during which he was a Director  including Service prior to
January 1, 1988.
4.4 	Benefits for partial years of Service will be determined by
interpolating the percent of the annual retainer from the
table in Section 4.2 on the basis of the Director's completed months of Service. (For example, 3 years and 6 months Service provides a benefit of 17.5% of retainer.)
4.5 	Meeting fees are not considered as a part of the annual
retainer for purposes of this Plan.
4.6 	Payment of retirement benefits hereunder shall be in the form of monthly payments for a period of 120 months commencing on the first day of the month following the later of the
Director's attainment of age 65 or actual retirement from the
Board.
4.7 	In the event of the Director's death prior to receiving full payment, the present value of the balance of the 120 month entitlement shall be paid to the Director's beneficiary in a single sum.
4.8 	In the event a Director dies prior to retirement from the
Board, no benefits shall be paid under this Plan.
4.9 	In the event a Director dies after retirement from the Board but before he becomes entitled to receive benefits under
Section 4.6 above, his entire 120 month entitlement shall be paid to his beneficiary as provided in Section 4.7 above.


                            ARTICLE V
                      Deferred Compensation
5.1 	Benefits determined under this Plan will be based upon the
Director's full annual retainer entitlement and shall not be reduced by any amount that a Director may elect to defer under the Directors Deferred Compensation Plan.


                            ARTICLE VI
                          Status of Plan
6.1 	This Plan is a nonqualified supplemental retirement plan.  As such, all payments from this Plan shall be made from the general assets of Resources. This Plan shall not require
Resources to set aside, segregate, earmark, pay into trust or special account or otherwise restrict the use of its assets in the operation of its business. A Participant shall have no greater right or status than as an unsecured creditor of Resources with respect to any amounts owed to any Participant hereunder.


                            ARTICLE VII
                       Rights Nonassignable
7.1 	All payments to persons entitled to benefits hereunder shall be made to such persons and shall not be grantable, trans-ferable or otherwise assignable in anticipation of payment thereof, in whole or in part, by the voluntary or involuntary acts of any such persons or by operation of law. In addition, such payments shall not be subject to garnishment, attachment or any other legal process of creditors of such persons.
Resources will observe the terms of the Plan unless and until ordered to do otherwise by a state or Federal court. As a condition of participation, a Participant agrees to hold
Resources harmless from any claim that arises out of Resources' obeying any such order whether such order effects a judgment of such court or is issued to enforce a judgment or order of another court.


                            ARTICLE VIII
                           Administration
8.1	Administration.  EBPB shall have the discretionary authority and final right to interpret, construe and make benefit determinations (including eligibility and amount) under the Plan. The decisions of EBPB are final and conclusive for all purposes.


                             ARTICLE IX
                             Termination
9.1 	The Board of Directors may terminate this Plan at any time.
Upon termination of the Plan, benefits shall be paid in accordance with Article IV hereof to any Participant who was entitled to receive retirement benefits under Sections 4.7 or
4.9 prior to the date of termination of the Plan or to any Director who has prior to the date of termination:
	  a)  satisfied the eligibility requirements of Article III,

	  b)  retired from the Board of Directors  and

	  c)  has not commenced benefits.

	No other payments shall be made to any person under the Plan after the date of termination including but not limited to Directors who meet the eligibility requirements of Article III but who have not retired from the Board as of the date of Plan termination.


                             ARTICLE X
                             Amendment
10.1 	The Board of Directors may, in its discretion, amend this Plan from time to time. In addition, the EBPB may make such amendments to the Plan as it deems necessary or desirable except those amendments which substantially increase the cost of the Plan to Resources or significantly alter the benefit design or eligibility requirements of the Plan. No amendment shall divest any Participant without his consent of rights to which he would have been entitled under Article VIII if the Plan had been terminated on the effective date of such amendment.


                            ARTICLE XI
                            Liquidation
11.1 	Notwithstanding Articles IX and X,  upon a Change in Control, the EBPB shall have the right to determine the present value of the total amount payable under Article IV to all Participants and to cause the amount so determined to be paid in one or more installments or upon such other terms and conditions and at such other time as the EBPB determines to be just and equitable. The present value of the total amount payable under Article IV shall be determined using the assumptions used in the most recent actuarial report for the PP&L Retirement Plan prior to the Change in Control.


                           ARTICLE XII
                           Miscellaneous
12.1 	If the person to receive payment is deemed by the EBPB or is adjudged to be legally incompetent, the payments shall be made to the duly appointed guardian of such incompetent, or they
may be made to such person or persons who the EBPB believes
are caring for or supporting such incompetent; and the receipt by such person or persons shall be a complete acquittance for the payment of the benefit.
12.2 	The expenses of administration hereunder shall be borne by
Resources.
12.3 	This Plan shall be construed, administered and enforced
according to the laws of the Commonwealth of Pennsylvania.
12.4 	The masculine pronoun shall be deemed to include the feminine, and the singular to include the plural, unless a different meaning is plainly required by context.


                           ARTICLE XIII
                           Effective Date
13.1	The effective date of this Plan is January 1, 1988.  The
effective date of this Amendment and Restatement is the Effective Time.

	 Executed this 23rd day of January, 1995.


                      PP&L RESOURCES, INC.



                      By:  /s/ John M. Chappelear
                         John M. Chappelear
                         Chairman
                         Employee Benefit Plan Board